UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 1, 2004

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633
(Address of principal executive offices)	(Zip Code)

847.948.2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Director

The Board of Directors of Baxter International Inc. (the “Company”) has elected Albert P.L. Stroucken to the Company’s Board of Directors effective September 1, 2004. The Board of Directors has not yet determined the committees of the Board to which Mr. Stroucken will be named. Mr. Stroucken’s initial term will expire on the date of the Company’s annual meeting of stockholders in May 2005.

The press release announcing the election of Mr. Stroucken to the Company’s Board is furnished as Exhibit 99 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99	Press Release dated September 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/s/ Jan Stern Reed
Jan Stern Reed
Corporate Secretary

Date: September 1, 2004

Exhibit Index

Exhibit No.	Description
99	Press Release dated September 1, 2004